Exhibit 10.28

***Text Omitted and Filed Separately with the Securities and Exchange Commission.

Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406

DATED	12 OCTOBER 2011

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- and -

GW PHARMA LIMITED

TENANCY AGREEMENT

- relating to -

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Hogan

Lovells

Ref: CM1 /SRlMFS/2523758

21552.30407

Hogan Lovells International LLP, Atlantic House, Holborn Viaduct, London EC1A 2FG

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TENANCY AGREEMENT

THIS TENANCY AGREEMENT is made on 12 October 2011

BETWEEN:

(1)                                 *** and *** whose registered offices are both at *** (the “Landlord”); and

(2)                                 GW PHARMA LIMITED a company incorporated in England and Wales (registered number 03704998 whose registered office is at Porton Down Science Park Salisbury Wiltshire SP4 OJQ (the “Tenant”).

IT IS AGREED:

1.1                               In this Agreement:

“Group Company” means a company which is in the same group of companies (within the meaning of section 42 Landlord and Tenant Act 1954) as the Tenant;

“Inherent Defect” means a defect in the Premises that is due to a defect in design, materials, workmanship or site preparation works which existed but was not apparent on completion of the construction of the Premises;

“Insured Risks” means (provided insurance for such risks remains generally available at reasonable commercial rates in the London insurance market) fire, lightning, aircraft, explosion, riot, malicious persons, earthquake, storm, flood, burst pipes, impact, theft, subsidence, sprinkler leakage, terrorism and such other risks or perils (if any) as the Landlord may from time to time deem it prudent to insure against;

“Planning Acts” means and includes the “planning Acts” as defined in section 117 Planning and Compulsory Purchase Act 2004 together with that Act and all other legislation from time to time imposing controls on the development or use of land;

“Premises” means *** shown for identification only edged red on the plan numbered 1 annexed hereto (but excluding the outer half severed vertically of any wall dividing the Premises from any adjoining property);

“Rent” means £44,100 per year (inclusive of all service charges and insurance rent but exclusive of rates and VAT) and proportionately for any shorter period;

“Science Park” means *** and *** as registered at the Land Registry under title number ***;

“Services” means (i) maintaining, repairing and cleansing the roadways, car parking, hardstanding, verges, landscaping and other parts of the Science Park available or intended to be available for use and/or enjoyment by the Landlord’s tenants in common (ii) landscaping and lighting the aforesaid common areas as the Landlord deems appropriate in its discretion (iii) maintaining the directional signage provided by the Landlord within the aforesaid common areas and (iv) providing security at the Science Park to include (if and as deemed necessary by the Landlord in its discretion) 24 hour manned presence CCTV surveillance security fencing and gates or other equivalent perimeter security measures;

“Term” means a period of two years from (and including) 12 October 2011 subject to earlier determination in accordance with clause 5.2;

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“Utilities” means mains electricity, mains water and sewage and medium temperature hot water for space heating and domestic hot water; and

“VAT” means Value Added Tax and any other tax of a similar nature.

1.2                               In this Agreement words importing any one gender include the other two; where the Tenant comprises more than one person the obligations on the part of the Tenant can be enforced against them all jointly or against each individually; and references to any statute include a reference to that statute as amended or replaced whether before or after the date of this Agreement.

2.                                      The Landlord lets and the Tenant takes the Premises for the Term TOGETHER with the easements and rights specified in Schedule 1 subject as therein mentioned EXCEPT AND RESERVED unto the Landlord and all those authorised by it the rights and easements specified in Schedule 2 PAYING therefor the following rents namely FIRST the Rent and SECONDLY all VAT payable on the Rent.

3.                                      The Tenant agrees with the Landlord

3.1                               To pay the Rent in advance (with the first payment to be made on the date hereof) on the usual quarter days by bankers’ standing order without any deduction or set-off (whether legal or equitable) unless required by statute.

3.2                               If any Rent (or any other sums properly due and demanded of the Tenant by the Landlord under this Agreement) shall be due but unpaid for 10 business days, to pay on demand to the Landlord interest at an annual rate equal to 3% per annum above Barclays Bank plc’s base rate from time to time (after as well as before any judgment of the Courts) on such money from the due date until payment.

3.3                               To pay all existing and future periodical or recurring charges (including rates) now or at any time during the Term payable in respect of the Premises or any part of them.

3.4                               To pay monthly in arrears on demand the proper cost (which may for the avoidance of doubt and without limitation include reasonable provision for management by the Landlord’s own staff) incurred by the Landlord in or incidental to arranging for the supply of Utilities consumed at the Premises (which where not separately metered shall be a fair and proper proportion determined by the Landlord of such costs incurred by the Landlord in respect of the Premises together with other premises),

3.5                               To observe and, at the Tenant’s own expense, perform in all respects all the provisions and requirements of every Act of Parliament, order, regulation or bylaw already or hereafter to be passed and of local and public authorities so far as they affect the Premises or the Tenant’s use or occupation of the Premises (regardless of whether they are imposed on the landlord, the tenant or the occupier).

3.6                               (a)                                 Without prejudice to the generality of clause 3.5) to comply in all respects with the provisions and requirements of the Planning Acts and all planning permissions so far as the same relate to or affect the Premises or their use.

(b)                                 Not to make any planning application in respect of the Premises without the prior written consent of the Landlord (not to be unreasonably withheld or delayed).

3.7                               To keep the whole of the Premises in good repair, clean and properly decorated as evidenced by the schedule of condition annexed hereto.  However the Tenant need not make good damage caused by a risk insured by the Landlord (save to the extent that the insurance proceeds are irrecoverable due to any act or default of the Tenant or those under its control) nor any Inherent Defects.

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3.8                               To use the Premises in a tenant-like manner and at the end of the Term (however terminated) quietly to yield up the Premises in the state in which this Agreement requires the Tenant to keep them and (unless otherwise required by the Landlord by not less than one month’s notice prior to the end of the Term) to remove all the Tenant’s fixtures and fittings from the Premises making good without delay all damage caused by such removal.

3.9                               (a)                                 To permit the Landlord and all persons properly authorised by the Landlord at all reasonable times upon prior written notice to the Tenant (except in the case of emergency) to enter upon the Premises to inspect their condition and the Tenant shall make good any proper wants of repair for which the Tenant is liable as soon as reasonably practicable following receipt of the written notification.

(b)                                 If the Tenant fails to comply with such notification the Landlord and all persons properly authorised by the Landlord may enter upon the Premises and carry out such repair works and the proper cost of so doing shall be payable by the Tenant to the Landlord within 28 days of written demand.

3.10                        Not to use the Premises except for such uses as are authorised within Use Classes B1, B2 or B8 of the Town and Country Planning (Use Classes) Order 1987 (as in force at the date of this Lease) (but for the avoidance of doubt subject always to clauses 3.6 and 3.15) and the Tenant acknowledges that nothing in this Lease constitutes a warranty that the above use complies or will continue to comply with the Planning Acts and the Tenant shall not be entitled to any relief or compensation whatsoever from the Landlord in that respect.

3.11                        (a)                                 Without prejudice to clause 3.11(b)) not to make any alterations or additions to the Premises or any part of them without the Landlord’s consent (such consent not to be unreasonably withheld or delayed).

(b)                                 Not to make any alterations or additions which may be proposed to any of the systems for the supply of heating, air-conditioning (if any), lighting, electric power or water installed within or upon the Premises, nor to overload the floors of the Premises.

3.12                        Not to assign, underlet, part with possession or share occupation of or mortgage or charge the whole or any part of the Premises PROVIDED THAT the Tenant may allow any Group Company to occupy or share the occupation of the Premises from time to time so LONG AS no relationship of landlord and tenant shall be created or deemed to exist between the Tenant and the Group company, the Group Company shall not be permitted to have exclusive occupation of the whole or any part or parts of the Premises and the relevant company shall vacate the Premises forthwith upon ceasing to be a Group Company.

3.13                        Not knowingly or negligently to do or permit or suffer any act or thing which may make void or voidable, or render any additional premium payable under, any policy of insurance relating to the Premises.

3.14                        Not knowingly or negligently to do or permit or suffer any act to be done, nor to permit the Premises to be used, so as to be a nuisance to the Landlord or the other tenants or occupiers of the Science Park.

3.15                        To conform to such reasonable rules as the Landlord may from time to time make (provided they have been notified to the Tenant) for the safety, management and general amenity of the Science Park and in particular:

(a)                                 not to keep any animal on or about the Premises nor conduct allow or permit to be conducted anywhere on or about the Premises any research or experiments of any kind on or involving animals of whatever kind whether live or dead.

(b)                                 not to carry out or allow or permit to be carried out on or from the Premises research into or involving any of the following:

(i)                                     genetic modification within the meaning of Directive 2001/18/EC;

(ii)                                  human embryology within the meaning of the Human Fertilisation and Embryology Act 1990 (as amended); and/or

(iii)                               cloning, being (for the purposes of this clause) any process, including techniques of embryo splitting, designed to create a human being (or animal) with the same nuclear genetic information as another living or deceased human being (or animal as the case may be).

3.16                        Not to exhibit any sign to or on the Premises (including the windows) without the prior written consent of the Landlord (not to be unreasonably withheld or delayed).

3.17                        (a)                                 To pay to the Landlord (at the time such Rent or other moneys are payable) such VAT as may be chargeable on the Rent or any other moneys payable by the Tenant under this Agreement, and in every case where the Tenant is obliged to pay an amount of money such amount shall be regarded as being exclusive of all VAT which may be payable thereon.

(b)                                 In every case where the Tenant has agreed to reimburse the Landlord in respect of any payment made by the Landlord under the terms of or in connection with this Agreement, the Tenant shall also reimburse any VAT paid by the Landlord on such payment.

3.18                        To give to the Landlord as soon as reasonably practicable a copy of any notice the Tenant receives relating to the Premises.

3.19                        Not knowingly or negligently to do any act, deed or thing in or about the Premises which may cause the energy performance of the Premises to be reduced.

4.                                      The Landlord agrees with the Tenant:

4.1                               That the Tenant performing and observing the obligations on its part and the conditions herein contained shall peaceably hold and enjoy the Premises during the Term without any interruption by the Landlord or any person rightfully claiming under or in trust for the Landlord.

4.2                              To effect and maintain insurance of the Premises against loss or damage by the Insured Risks.

4.3                               Subject to the Tenant paying the outgoings referred to in clause 3.4 to use reasonable endeavours to procure the supply of Utilities to the Premises PROVIDED THAT the Landlord may suspend for such reasonable period as may be necessary for repair replacement modernisation or otherwise any of the Utilities and in any event the Landlord shall be under no liability in respect of any failure in the supply of the Utilities and PROVIDED FURTHER THAT all liability on the part of the Landlord pursuant to this clause shall cease in respect of any service which the Landlord shall in its absolute discretion (and without any obligation so to do) make arrangements to have supplied directly to the Premises by the relevant utility company.

4.4                               (Unless prevented by strikes, lockouts, unavailability of materials or labour or by any other matter outside the control of the Landlord and so long as the Tenant shall pay the Rent) to use its best endeavours to provide the Services at all times throughout the Term, provided that the Landlord shall not be liable to the Tenant for any loss, damage or inconvenience which may be caused because of any temporary interruption of such services during periods of inspection, maintenance, repair and renewal or during the course of building works.

5.                                      IT IS AGREED and declared that:

5.1                               The Landlord may at any time re-enter the Premises and immediately upon doing so this Tenancy Agreement shall terminate absolutely but without prejudice to any rights of either party in respect of any breach of the other party’s obligations:

(a)                                 if any rent is unpaid for 14 days after becoming payable (whether formally demanded or not); or

(b)                                 if the Tenant is in breach of any of its obligations in this Agreement; or

(c)                                  the Tenant (being a company) enters into liquidation whether compulsory or voluntary (other than for the purpose of reconstruction or amalgamation not involving a realisation of assets);

(d)                                 an administrator is appointed in respect of the Tenant pursuant to the Insolvency Act 1986 or the Insolvent Partnerships Order or notice is given under paragraph 15 or 26 of Schedule B1 to the Insolvency Act 1986 (as amended);

(e)                                  a receiver is appointed in respect of the Tenant or any assets of the Tenant;

(f)                                   (where the Tenant comprises or includes one or more individuals) a bankruptcy order is made against any such individual;

(g)                                  the Tenant becomes insolvent or unable to pay its debts within the meaning of section 123 of the Insolvency Act 1986 or enters into any composition with its or his creditors or enters into a voluntary arrangement (within the meaning of section 1 or section 253 of the Insolvency Act 1986); or

(h)                                 distress, sequestration or execution is levied on the Tenant’s goods at the Premises.

5.2                               (a)                                 If the Premises are damaged by an Insured Risk to such an extent that the Premises cannot be used, this Agreement may be terminated with immediate effect by a written notice given by either party to the other.

(b)                                 This Agreement may be terminated at any time during the Term by the Tenant giving to the Landlord not less than one month’s prior written notice expiring on or after the date of this Agreement provided that all rents due under this Agreement have been paid to the Landlord in cleared funds prior to the date of expiry of such written notice.

(c)                                  Any termination of this Agreement under clause 5.2(a) or clause 5.2(b) shall be without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach.

6.                                      Any notice to be served under this Agreement shall be validly served if served in accordance with section 196 of the Law of Property Act 1925 (as amended).

7.                                      In accordance with the provisions of section 38A(1) of the Landlord and Tenant Act 1954, the parties have agreed that the provisions of sections 24 to 28 of that Act shall be excluded in relation to the tenancy created by this Agreement:

(a)                                 the Landlord has served on the Tenant a notice in the form, or substantially in the form, set out in Schedule 1 to the Regulatory Reform (Business Tenancies) (England and Wales) Order 2003 (the “Order”);

(b)                                 the requirements specified in Schedule 2 to the Order have been met in that the Tenant has made the appropriate declaration in the form, or substantially in the form, set out in Schedule 2 to the Order.

8.                                      No person other than a contracting party may enforce any provision of this Agreement by virtue of the Contracts (Rights of Third Parties) Act 1999.

SCHEDULE 1

Easements and rights granted

1.                                      The right for the Tenant, its employees and licensees in common with the Landlord and all others having the like right and for the purpose only of access to and egress from the Premises to pass and repass with or without vehicles as the Landlord shall in its absolute discretion from time to time determine over and along such access routes as the Landlord shall from time to time designate PROVIDED ALWAYS AND IT IS HEREBY AGREED AND DECLARED that if at any time during the term in its absolute discretion the Landlord desires to alter stop up or divert the access route or any part or parts thereof the Landlord shall have full right and liberty so to do, but at its own expense and subject to the Landlord at all times leaving available for use by the Tenant adequate and reasonably convenient means of access to the Premises.

2.                                      The right in common with the Landlord and all others having the like right of the full, free and uninterrupted passage and running of water and soil, gas electricity and all other services to the Premises through the sewers, drains, mains and other conduits which are now in, upon, over or under other parts of the Science Park.

3.                                      The right in common with the Landlord and all others having the like a facility to use six car parking spaces edged green on the plan numbered 2 annexed hereto but:

3.1                               only for parking private motor cars (duly insured and taxed for use on the public highway) belonging to the Tenant or any undertenant or their respective invitees;

3.2                               if reasonable and proper to do so the above right may be temporarily suspended upon not less than 14 days written notice to the Tenant (except in the case of emergency) for such period as the Landlord reasonably requires in connection with repair or alteration to or rebuilding of the Science Park or any adjoining premises or any other works carried out in the Science Park or any adjoining premises the Landlord in all cases acting reasonably and provided always that (unless impossible to do so and where the suspension was required in the event of an emergency) the Landlord provides to the Tenant alternative parking facilities within the Science Park which are no less commodious than the parking facilities shown edged green on the aforesaid plan; and

3.3                               if at any time in the interests of proper estate management the Landlord desires to redesignate all or any of the said parking spaces, the Landlord shall have full right and liberty to do so, but at its own expense and subject to the Landlord making available for use by the Tenant always at least the same number of parking spaces (and being of equivalent size) as are edged green on the aforementioned plan.

SCHEDULE 2

Exceptions and reservations

1.                                      The full, free and uninterrupted passage and running of water and soil gas, electricity and all other services through the Premises for the benefit of the Landlord and the owners, lessees or occupiers for the time being of the Science Park or nearby or adjoining Premises through the sewers, drains mains and other conduits which are now or may hereafter be in, upon, over or under the Premises.

2.                                      The full and free right and liberty to enter after three working days prior written notice (except in case of emergency) upon such parts of the Premises as may be necessary at all reasonable times for the purpose of connecting, laying, inspecting, repairing, cleansing, maintaining, amending, altering, replacing, relaying or renewing any sewer, drain, main or other conduit and to erect, construct or lay in, under, over or across such reasonable parts of the Premises (as shall be agreed with the Tenant whose agreement shall not be unreasonably withheld or delayed) any sewers, drains, mains, other conduits, poles, structures, fixtures or other works for the drainage of or for the supply of water, gas, electricity, telephone, heating, steam and other services to any adjoining Premises, the person or persons so entering making good all damage thereby occasioned to the Premises.

3.                                      The full and free right and liberty after three working days prior written notice (except in case of emergency) to enter upon the Premises for the purpose of carrying out any necessary repairs, alterations or improvements to any adjoining premises belonging to the Landlord.

4.                                      The full and free right and liberty to enter upon the Premises after three working days prior written notice (except in case of emergency) for the purpose of viewing and examining the state and condition of the Premises.

5.                                      All rights of light and air which the Premises enjoy over any other property.

6.                                      The right to deal with modify or vary all covenants of which the Premises enjoy the benefit, provided always that this does not materially interfere with the Tenant’s or any Group Company’s beneficial use and enjoyment of the Premises during the Term.

Provided always that the exercise of the exceptions and reservations in paragraphs 2, 3 and 4 of this Schedule 2 shall be carried out as quickly as reasonably practicable and without material interference with the Tenant’s (or any Group Company’s) beneficial use and enjoyment of the Premises (but the Landlord will not be liable to pay compensation for any inconvenience caused to the Tenant or any Group Company).

Signed by or on behalf of	)
the Landlord	)

Signed by or on behalf of	)
the Tenant	)	/s/ David Kirk

/s/ Justin Gover

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General Comments

The 3,847 Sq ft building is a single storey steel framed structure clad with insulated steel panels, it has a curved roof of insulated steel panels falling to hidden gutters and 3 strips of glass fibre panels for natural lighting within the main hall.

Externally it is in excellent decorative order being painted gray and blue with a wooden facia running around the entrance door.

The building was built in 2008 and has been unoccupied since, all the finishes within the building are like new.

There are 3 vented store cupboards to the end of the building of brick construction with pitched felt roofs falling to gutters and a close boarded I shaped wooden enclosure for the bins at the rear of the building.

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Element	Description	Condition

Office 1

Ceiling	Suspended ceiling with lay in fissured tiles	New

Walls	Painted Plaster	New

Floor	Carpet	New

Doors	Ash wooden door with vision panel, Door closer, handle and Yale type lock	New

Windows	1 Windows single glazed plus 4 Double glazed panels and 2 opening double glazed panels	New

Lighting	4 off lay in grid single flourescents	New

Services	2 single radiators 1m (With Thermostatic valves) 3 compartment dado trunking with 4 twin switched outlets	New

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Element	Description	Condition

Office 2

Ceiling	Suspended ceiling with lay in fissured tiles	New

Walls	Painted Plaster	New

Floor	Carpet	New

Doors	3 x Ash wooden door with vision panel, Door closer handle and Yale type lock	New

Windows	Windows 2 x single glazed plus 4 Double glazed panels and 2 opening double glazed panels 10 x double glazed units & 4 opening double glazed units	New

Lighting	8 x lay in grid fluorescent fittings	New

Services	2 off radiators behind wooden panel (With Thermostatic valves)	New

Other	Dado trunking to walls with power	New

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Element	Description	Condition,

Corridor

Ceiling	Suspended ceiling with lay in fissured tiles	New

Walls	Painted Plaster	New

Floor	Polyflor vinyl	New

Doors	1 off Veneered wooden doors with handle and Yale type lock. 1 x full double glazed entrance door with lock and pull handle	New

Windows	None	N/A

Lighting	3 x surface mounted 2 D fluorescent fittings	New

Services	Two single radiators (With Thermostatic valves)	New

Other	1 Fire Alarm panel	New

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Element	Description	Condition

Kitchen

Ceiling	Suspended ceiling with lay in fissured tiles	New

Walls	Painted Plaster	New

Floor	Polysafe non slip vinyl	New

Doors	1 x Ash wooden door with handle, vision panel and door closer	New

Windows	6 Windows	New

Lighting	1 off twin fluorescent sealed diffuser	New

Services	2 off radiators behind wooden (With Thermostatic valves) Sink and drainer plus worktop. Controller for boiler	New

Other	4 twin switched socket outlets	New

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Element	Description	Condition

Disabled / Ladies Toilet

Ceiling	Suspended ceiling with lay in fissured tiles	New

Walls	Painted Plaster with tiled splashback	New

Floor	Vinyl non slip	New

Doors	Painted wooden door with handle	New

Windows	None	N/A

Lighting	1 2D surface fitting	New

Services	One Extract fan	New
One WC pan
One Sink
One Convector heater
I disabled alarm

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Element	Description	Condition

Gents Toilet

Ceiling	Suspended ceiling with lay in fissured tiles	New

Walls	Painted Plaster with tiled splash back	New

Floor	Vinyl non slip flooring	New

Doors	1 off Painted wooden doors with handle and twist lock	New

Windows	None	N/A

Lighting	2 x 2D surface fittings	New

Services	One Extract fan	New
One WC pan & cubicle
Two Urinals
Two basins
One convector heater

Other		N/A

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Element	Description	Condition

Plant Room

Ceiling	Unpainted plasterboard ceiling	New

Walls	Unpainted blockwork	New

Floor	Power floated concrete floor	New

Doors	1 off Ash wooden doors with handle and Yale type lock door closer	New

Windows	None	N/A

Lighting	6 off twin fluorescent in ceiling	New

Services	Two radiators behind wooden panel (With Thermostatic valves) New

Other	LPG gas fired Combi boiler, 1 water meter. 1 gas meter	New

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Element	Description	Condition

Main Area

Ceiling	Insulated metal deck with 3 sections of semi clear glass	New

fibre

Walls	Unpainted blockwork and insulated metal cladding	New

Floor	Power floated concrete	New

Doors	2 off painted wooden doors with handle and Yale type lock, 1 x electric insulated roller shutter door	New

Windows	34 double glazed windows in insulated panel frames	New

Lighting	33 x 4’ twin fluorescent suspended from ceiling plus 8 x 4’ single fluorescent enclosed batten fittings	New

Services	3 x Reznor LPG fired air heaters with individual controllers, 42 twin switched socket outlets	New

Other	6 off Venetian Blinds	New

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Element	Description	Condition

External store cupboards

Ceiling	Wooden	New

Walls	Unpainted brick	New

Floor	Concrete	New

Doors	Vented wooden doors with handle and Yale type lock	Good

Windows	None	N/A

Lighting	None	N/A

Services	None	N/A

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